SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 24, 2008

                            COLONIAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Federal                      0-51385                    90-0183739
-----------------------------  ---------------------         ------------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                         08360
------------------------------------------                         -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On March 24, 2008, Colonial Bankshares, Inc. announced the start of a stock repurchase program. The press release announcing the stock repurchase program is attached as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLONIAL BANKSHARES, INC.



DATE: March 25, 2008                By:    /s/ Edward J. Geletka
                                           ------------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.              Description
         -----------              -----------

            99                    Press release dated March 24, 2008